Fees Summary	Jul. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,758.31
Total Transaction Valuation	18,016,397.48
Total Offset Amount	0.00
Net Fee	$ 2,758.31